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Exhibit 4.2

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NUMBER TEL	SHARES REGISTERED SHARES PAR VALUE CHF INCORPORATED UNDER THE LAWS OF SWITZERLAND
CUSIP H8912P106 PLEASE SEE REVERSE FOR CERTAIN DEFINITIONS

[GRAPHIC]

THIS CERTIFIES THAT
TYCO ELECTRONICS LTD.
Countersigned and Registered: BNY MELLON SHAREOWNER SERVICES Transfer Agent and Registrar	IS THE OWNER OF
REGISTERED SHARES OF TYCO ELECTRONICS LTD. WITH A PAR VALUE OF CHF

transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized, upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of Switzerland and to the Articles of Association of the corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.
By:	DATED
[SEAL]

Authorized Signature	PRESIDENT AND CHIEF EXECUTIVE OFFICER	EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

 TYCO ELECTRONICS LTD.

         The Corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JTTEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                hereby sell, assign and transfer unto

Please Insert Social Security or Other Identifying Number of Assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares

of the registered shares represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said registered shares on the books of the within-named Company with full power of substitution in the premises.

Dated

NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.2
TYCO ELECTRONICS LTD.